                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: November 18, 1999
                       Newcourt Funding Corporation 1999-1


   A New York                Commission File                  I.R.S. Employer
   Corporation               No. 108-2255                     No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Newcourt Equipment Trust Securities 1999-1
Monthly Servicing Report
Determination Date:   November 18, 1999      Payment Date:  November 22, 1999
Collection Period:     October 31, 1999

Item 5. Other

I.    Information Regarding the Contracts

    1.  Contract Pool Principal Balance
        a.    Beginning of Collection Period                             $   1,730,082,245
        b.    End of Collection Period                                   $   1,673,524,708
        c.    Reduction for Collection Period                            $      56,557,537

    2.  Delinquent Scheduled Payments
        a.    Beginning of Collection Period                             $      17,317,521
        b.    End of Collection Period                                   $      21,674,360

    3.  Liquidated Contracts
        a.    Number of Liquidated Contracts                                            35
              with respect to Collection Period                                         --
        b.    Required Payoff Amounts of Liquidated Contracts            $         695,120
        c.    Total Reserve for Liquidation Expenses                     $              -
        d.    Total Liquidation Proceeds Received (1)                    $             984
        e.    Liquidation Proceeds Allocated to Owner Trust              $           1,020
        f.    Liquidation Proceeds Allocated to Depositor                $             (36)
        g.    Current Realized Losses                                    $         694,100

    4.  Prepaid Contacts
        a.    Number of Prepaid Contracts with respect                                 364
              to Collection Period                                                     ---
        b.    Required Payoff Amounts of Prepaid Contracts               $      17,407,109

    5.  Purchased Contracts (by TCC)
        a.    Number of Contracts Purchased by TCC with                                  7
              respect to Collection Period                                               -
        b.    Required Payoff Amounts of Purchased Contracts             $         180,939

    6.  Delinquency Status of Contracts (End of Collection Period)


                      ----------------------------------------------------------------------
                                                                           % of Aggregate
                         Number of          % of      Aggregate Required   Required Payoff
                         Contracts       Contracts      Payoff Amounts         Amounts
                      -----------------------------------------------------------------------

 a.    Current             78,287          92.25%       $ 1,580,373,773       93.23%
 b.    31-60 days           3,818           4.50%       $    62,794,329        3.70%
 c.    61-90 days           1,267           1.49%       $    20,744,970        1.22%
 d.    91-120 days            747           0.88%       $    13,430,926        0.79%
 e.    120+ days              741           0.87%       $    17,855,069        1.05%
 f.    Total               84,860         100.00%       $ 1,695,199,067      100.00%

7.   Historical Delinquency Experience with Respect to Contracts

------------------------------------------------------------------------------------------------------------
                          % of                   % of                   % of                  % of
                       Aggregate              Aggregate              Aggregate              Aggregate
                    Required Payoff        Required Payoff        Required Payoff        Required Payoff
                        Amounts                Amounts                Amounts                Amounts
  Collection
     Periods      31-60 Days Past Due    61-90 Days Past Due    91-120 Days Past Due   120+ Days Past Due
------------------------------------------------------------------------------------------------------------

 10/31/99                3.70%                  1.22%                  0.79%                  1.05%
 09/30/99                3.65%                  1.06%                  0.98%                  0.35%
 08/31/99                3.34%                  2.02%                  0.49%                  0.01%


8.   Historical Loss Experience With Respect to Contracts

                                        ---------------------------------------------------------------------------
                                          Collection      3 Collection    6 Collection Periods   Cumulative Since
                                            Period       Periods Ending          Ending            Cut-off Date
                                          October-99       October-99          October-99
                                        ---------------------------------------------------------------------------
a.    Number of Liquidated Contracts          35               87                  87                   87
b.    Number of Liquidated
      Contracts as a Percentage             0.041%           0.031%              0.031%               0.031%
      of Initial Contracts
c.    Required Payoff Amounts of
      Liquidated Contracts                 695,120         1,807,400           1,807,400             1,807,400
d.    Liquidation Proceeds Allocated
      to Owner Trust                        1,020            7,733               7,733                 7,733
e.    Aggregate Current Realized
      Losses                               694,100         1,799,667           1,799,667             1,799,667
f.    Aggregate Current Realized
      Losses as a Percentage of             0.038%           0.098%              0.098%               0.098%
      Cut-off Date Contract Pool
      Principal Balance


II. Information Regarding the Securities

1.   Summary of Balance Information

   -----------------------------------------------------------------------------------------------------------------------------
                                  Principal Balance as of    Class Factor as of  Principal Balance as of  Class Factors as of
       Class            Coupon      November 22, 1999       November 22, 1999      October 20, 1999        October 20, 1999
                          Rate          Payment Date            Payment Date          Payment Date           Payment Date
   -----------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes     5.971300%       $  319,669,638            0.69650            $  368,638,531            0.80319
b. Class A-2 Notes     6.310000%       $  183,586,801            1.00000            $  183,586,801            1.00000
c. Class A-3 Notes     5.707500%       $  679,271,171            1.00000            $  679,271,171            1.00000
d. Class A-4 Notes     7.180000%       $  318,523,103            1.00000            $  318,523,103            1.00000
e. Class A-5 Notes     6.990000%       $   62,329,943            0.93017            $   63,974,893            0.95472
f. Class B Notes       7.070000%       $   22,948,351            1.00000            $   22,948,351            1.00000
g. Class C Notes       7.210000%       $   50,486,371            1.00000            $   50,486,371            1.00000
h. Class D Notes       7.960000%       $   55,076,041            1.00000            $   55,076,041            1.00000
I. Total                  N.A.         $1,691,891,419            0.92158            $1,742,505,262            0.94915


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,691,891,419 and the CCA Balance is $100,972,742.

 2.   Monthly Principal Amount
      a.    Principal Balance of Notes and Equity Certificates
            (End of Prior Collection Period)                                             $   1,742,505,262
      b.    Contract Pool Principal Balance (End of Collection Period)                   $   1,673,524,708
      c.    Monthly Principal Amount                                                     $      68,980,554

 3.   Gross Collections
      a.    Scheduled Payments Received                                                  $      44,158,767
      b.    Liquidation Proceeds Allocated to Owner Trust                                $           1,020
      c.    Required Payoff Amounts of Prepaid Contracts                                 $      17,407,109
      d.    Required Payoff Amounts of Purchased Contracts                               $         180,939
      e.    Proceeds of Clean-up Call                                                    $              -
      f.    Investment Earnings on Collection Account and Note Distribution              $         242,864
      g.    Total Gross Collections (sum of (a) through (f))                             $      61,990,698

 4.   Determination of Available Funds
      a.    Total Pledged Revenues                                                       $      61,990,698
      b.    Withdrawal from Cash Collateral Account                                      $              -
      c.    Total Available Funds                                                        $      61,990,698

 5.   Class A-3 Swap
      a.    Payment Details
            1.  Class A-3 Prinicpal Amount                                               $              -
            2.  Class A-3 Assumed Fixed Rate                                                       6.8360%
            3.  Class A-3 Assumed Fixed Rate Count (30/360)                                    0.083333333
            4.  Class A-3 Interest Rate (Libor + .30%)                                            5.70750%
            5.  Class A-3 Interest Rate Day Count (Actual/360)                                 0.091666667

      b.    Net Payment Calculation
            1. Class A-3 Assumed Fixed Payment to Swap Provider                          $       3,869,581
            2. Class A-3 Interest Payment                                                $       3,553,862
            3. Class A-3 Swap Payment From/(To) the Trust                                $         315,720

5.   Application of Available Funds

---------------------------------------------------------------------------------------
             Item                    Amount                Remaining Available Funds
---------------------------------------------------------------------------------------
a.    Total Available Funds                                    $     61,990,698
b.    Servicing Fee                  $     1,441,735           $     60,548,963
c.    Interest on Notes:
      i) Class A-1 Notes             $     2,017,814           $     58,531,149
      ii) Class A-2 Notes            $       965,361           $     57,565,788
      iii) Class A-3 Net Swap        $       315,720           $     57,250,069
      iv) Class A-3 Notes            $     3,553,862           $     53,696,207
      v) Class A-4 Notes             $     1,905,830           $     51,790,377
      vi) Class A-5 Notes            $       372,654           $     51,417,723
      vii) Class B Notes             $       135,204           $     51,282,519
      viii) Class C Notes            $       303,339           $     50,979,180
d.    ix) Class D Notes              $       365,338           $     50,613,843
      Principal of Notes
      i) Class A-1 Notes             $    48,968,893           $      1,644,950
      ii) Class A-2 Notes            $           -             $      1,644,950
      iii) Class A-3 Notes           $           -             $      1,644,950
      iv) Class A-4 Notes            $           -             $      1,644,950
      v) Class A-5 Notes             $     1,644,950           $             (0)
      vi) Class B Notes              $           -             $             (0)
      vii) Class C Notes             $           -             $             (0)
e.    viii) Class D Notes            $           -             $             (0)
      Deposit to Cash                $           -             $             (0)
f.    Collateral Account
      Amount to be applied in
      accordance with CCA            $           -             $             (0)
g     Loan Agreement
      Balance, if any, to Equity     $           -             $             (0)

III. Information Regarding the Cash Collateral Account

1.  Balance Reconciliation

    -------------------------------------------------------------------------------------
                                                                       November 22, 1999
                  Item                                                   Payment Date
    ------------------------------------------------------------------------------------
    a.    Available Cash Collateral Amount (Beginning)                    100,972,742
    b.    Deposits to Cash Collateral Account                                     -
    c.    Withdrawals from Cash Collateral Account                                -
    d.    Releases of Cash Collateral Account Surplus                             -
          (Excess, if any of (a) plus (b) minus (c) over (f))
    e.    Available Cash Collateral Amount (End)                          100,972,742
          (Sum of (a) plus (b) minus (c) minus (d))
    f.    Requisite Cash Collateral Amount                                100,972,742
    g.    Cash Collateral Account Shortfall
          (Excess, if any, of (f) over (e))

2.        Calculation of Requisite Cash Collateral Amount
    a.    For any payment date on or prior to the
          August 2000 Payment Date to,
          and including, the August 2000 Payment Date
          1) Initial Cash Collateral Amount                               100,972,742
    b.    For any Payment Dates after the August 2000
          Payment Date until
           the Final Payment Date, the sum of
          1) 6.60% of the Contract Pool Principal Balance
          2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance
          3) Total ((1) plus (2))
    c.    Floor equal to the lesser of
          1) 1.25% of Cut-Off Date Contract Pool Principal
           Balance ($22,948,350); and
          2) the Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance
    d.    Requisite Cash Collateral Amount

3.        Calculation of Cash Collateral Account Withdrawals
    a.    Interest Shortfalls                                                     -
    b.    Principal Deficiency Amount                                             -
    c.    Principal Payable at Stated Maturity Date of
          Class of Notes or Equity Certificates                                   -
    d.    Total Cash Collateral Account Withdrawals                               -

IV.    Information Regarding Distributions on Securities

------------------------------------------------------------------------------------------------------
     Distribution                Class A-1           Class A-2        Class A-3           Class A-4
        Amounts                     Notes              Notes            Notes               Notes
------------------------------------------------------------------------------------------------------
1. Interest Due                 $    2,017,814    $  965,361        $    3,553,862     $   1,905,830
2. Interest Paid                $    2,017,814    $  965,361        $    3,553,862     $   1,905,830
3. Interest Shortfall           $           -     $       -         $           -      $          -
((1) minus (2))
4. Principal Paid               $   48,968,893    $       -         $           -      $          -
5. Total Distribution Amount    $   50,986,706    $  965,361        $    3,553,862     $   1,905,830
((2) plus (4))


---------------------------------------------------------------------------------------------------------
       Distribution              Class A-5        Class B        Class C      Class D
          Amounts                  Notes           Notes          Notes        Notes         Totals
---------------------------------------------------------------------------------------------------------
1. Interest Due                $    372,654    $    135,204    $  303,339    $  365,338    $  9,619,400
2. Interest Paid               $    372,654    $    135,204    $  303,339    $  365,338    $  9,619,400
3. Interest Shortfall          $         -     $         -     $       -     $       -     $         -
((1) minus (2))
4. Principal Paid              $  1,644,950    $         -     $       -     $       -     $ 50,613,843
5. Total Distribution Amount   $  2,017,604    $    135,204    $  303,339    $  365,338    $ 60,233,243
((2) plus (4))


V.      Information Regarding Other Pool Characteristics

    ------------------------------------------------------------------------------------------
                                                 As of End of                As of End of
               Item                               October-99                 September-99
                                              Collection Period           Collection Period
    ------------------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a.    Original Number of Contracts              86,204                       N.A.
    b.    Cut-Off Date Contract Pool            $1,835,868,028                   N.A.
          Principal Balance
    c.    Original Weighted Average                 47.00                        N.A.
           Remaining Term
    d.    Weighted Average                          55.00                        N.A.
           Original Term
2.  Current Contract Characteristics
    a.    Number of Contracts                       84,860                      85,325
    b.    Average Contract                         $19,721                     $20,276
           Principal Balance
    c.    Weighted Average                           44.5                        45.3
           Remaining Term

VI. Newcourt Equipment Trust Securities 1999-1 Prepayment Schedule

---------------------------------------------
Payment Date                   Since Issue
  Period                           CPR
---------------------------------------------
  0              Aug-99
  1              Sep-99           7.696%
  2              Oct-99          10.521%
  3              Nov-99           9.958%


 VII. Purchased, Liquidated and Paid Contracts

      A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Pooling and Servicing Agreement, dated as of August 1, 1999 (the "Pooling and Servicing Agreement"), among Newcourt Equipment Trust Securities 1999-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the
                  Payment Date occurring on November 22, 1999

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                                    AT&T Capital Corporation

                                    MICHEL BELAND
                                    -------------
                                    Michel Beland
                                    Senior Vice President, Financial Reporting